                                                                  EXHIBIT 23.10



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants we hereby consent to the incorporation by reference in this registration statement of our report dated March 21, 1997, on our audits of the consolidated financial statements of Noah's Bay Area Bagels, L.L.C., and to all references to our firm included in or made a part of this registration statement on Form S-8.

                                        /s/ ARTHUR ANDERSEN LLP

Denver, Colorado
January 13, 1998